UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2023 (October 31, 2023)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 1.01.    Entry into a Material Definitive Agreement.

On October 31, 2023 (the “Closing Date”), Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) and certain of its affiliated entities (such entities, together with the Company, the “Company Group”) entered into an Asset Purchase Agreement (the “Agreement”) with Lumine Group Software Solutions (Ireland) Limited, a private limited company incorporated under the laws of Ireland, Lumine Group UK Holdco Ltd, Incognito Software Systems Inc., Lumine Group US Holdco, Inc., Lumine Group Australia Holdco Pty Ltd, Openwave Messaging (Ireland) Limited, Razersight Software Solutions Ireland Limited, Spatial Software Solutions Ireland Limited, Razorsight Software Solutions US Inc., and Openwave Messaging US Inc. (such entities, the “Buyer”), pursuant to which the Company Group sold its Messaging and NetworkX businesses (the “Messaging and Digital Businesses”) to Buyer (the “Transaction”) for a total purchase price of up to $41,800,000 (the “Purchase Price”), and Buyer assumed certain liabilities of the Messaging and Digital Businesses. Lumine Group Inc., the parent entity of Lumine Group Software Solutions (Ireland) Limited, guaranteed certain obligations of Buyer under the Agreement pursuant to a separate Limited Guaranty, by and between Lumine Group Inc. and the Company, dated as of the date of the Agreement. The Purchase Price, which is subject to set-off rights in certain circumstances and certain adjustments, is payable as follows: (i) $31,300,000 (as adjusted) was paid in cash to the Company on the Closing Date, (ii) an additional $7,200,000 was deposited by Buyer into an escrow account on the Closing Date (which amount will remain in escrow until reconciliation of a net tangible asset adjustment), with any amounts in such escrow account to be released from escrow to either Buyer or the Company, based on whether such reconciliation indicates a deficit or a surplus in net tangible assets relative to a negotiated target amount, following such reconciliation process, which could take in excess of 150 days following the Closing Date for the initial portion of the net tangible asset reconciliation and 300 days or more following the Closing Date for reconciliation of certain specified assets to be completed, (iii) an additional $300,000 in cash (which amount was not deposited into an escrow account) may become payable to the Company in accordance with the terms of the Agreement in the event that the voluntary disclosure process with respect to certain sales tax matters related to the Messaging and Digital Businesses are resolved by the Company within 9 months following the Closing Date, and (iv) an additional amount of up to $3,000,000 in cash (which amount was not deposited into an escrow account) may become payable to the Company as an earn-out based on the achievement of specified gross revenue targets for the Messaging and Digital Businesses in fiscal year 2023. The Company will use $10,000,000 of the Purchase Price to redeem shares of its outstanding Series B Perpetual Non-Convertible Preferred Stock, pursuant to the Certificate of Designations of the Series B Perpetual Non-Convertible Preferred Stock.

Synchronoss, its affiliate, Synchronoss Software Ireland Limited, and Buyer also entered into a Transition Services Agreement, pursuant to which Synchronoss and Synchronoss Software Ireland Limited will provide assistance on a short-term basis in connection with the transfer of the Messaging and Digital Businesses. In connection with the closing of the Transaction, Buyer licensed certain intellectual property of the Messaging and Digital Businesses utilized in Synchronoss’ ongoing operations back to Synchronoss for use in connection with its ongoing business.

The description of the Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference. The Agreement contains representations and warranties by Synchronoss and the Company Group, on the one hand, and by Buyer, on the other hand, made solely for the benefit of the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the Company Group and Buyer in connection with negotiating the terms of the Agreement, may have been included in the Agreement for the purpose of allocating risk between Buyer and the Company Group rather than to establish matters as facts and should only be read in conjunction with the other information that Synchronoss makes publicly available in reports, statements or other documents filed with the Securities and Exchange Commission (“SEC”).

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 above is incorporated herein by reference.

Item 3.03.    Material Modification of Rights of Security Holders.

The information disclosed in Item 1.01 above is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On November 1, 2023, Synchronoss issued a press release relating to the Transaction. The full text of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. A supplemental presentation which will be posted on the Company’s website is furnished herewith as Exhibit 99.3 and is incorporated by reference herein.

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s planned use of proceeds and redemption of a portion of the outstanding Series B Perpetual Non-Convertible Preferred Stock. Any statements about the Company’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases.

Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be set forth in those sections of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, expected to be filed with the SEC in the fourth quarter of 2023. The Company does not undertake any obligation to update any forward-looking statements made in this Current Report on Form 8-K as a result of new information, future events or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(b)    Pro forma financial information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference:
•Unaudited Condensed Consolidated Pro Forma Balance Sheet Statement as of June 30, 2023.
•Unaudited Condensed Consolidated Pro Forma Statements of Operations for the six months ended June 30, 2023 and each of the years ended December 31, 2022, 2021 and 2020.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
2.1
Asset Purchase Agreement, dated October 31, 2023, by and between Synchronoss Technologies, Inc., Critical Path, LLC, Synchronoss Software Ireland Ltd, Openwave Messaging B.V., Synchronoss Technologies Data Centre Ltd, Synchronoss Technologies Holdings Ltd, Synchronoss Technologies India Pvt. Ltd, and Synchronoss Technologies France SAS and Lumine Group Software Solutions (Ireland) Limited, Lumine Group UK Holdco Ltd, Incognito Software Systems Inc., Lumine Group US Holdco, Inc., Lumine Group Australia Holdco Pty Ltd, Openwave Messaging (Ireland) Limited, Razersight Software Solutions Ireland Limited, Spatial Software Solutions Ireland Limited, Razorsight Software Solutions US Inc., and Openwave Messaging US Inc.*
x
99.1	Synchronoss Technologies, Inc. Condensed Consolidated Pro Forma Financial Information.	x
99.2	Press Release of Synchronoss Technologies, Inc., dated November 1, 2023.	x
99.3	Synchronoss Technologies, Inc. Presentation, dated October 31, 2023.	x
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).	x
__________________________________
* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2023

Synchronoss Technologies, Inc.
/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Chief Executive Officer
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